The Glenmede Portfolios

Supplement dated July 1, 2024 to the

Prospectus and Statement of Additional Information dated February 28, 2024

The Muni Intermediate Portfolio was liquidated on June 28, 2024 by shareholder redemption of all outstanding shares. Therefore, effective immediately, the Muni Intermediate Portfolio is closed to investments.

This Supplement should be retained with your

Prospectus and SAI for future reference.